UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2021

ORTHO CLINICAL DIAGNOSTICS HOLDINGS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-39956	98-1574150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Route 202, Raritan, New Jersey	08869
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 328-8000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)]

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.00001 par value	OCDX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2021 (the “Signing Date”), Ortho Clinical Diagnostics Holdings plc, a company incorporated under the laws of England and Wales (the “Company”) entered into a Business Combination Agreement, as defined and described below, and certain other agreements related thereto, each as described below.

Business Combination Agreement

On December 22, 2021, the Company, Coronado Topco, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Topco”), Laguna Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Topco (“U.S. Merger Sub”), Orca Holdco, Inc., a Delaware corporation and a wholly owned subsidiary of Topco (“U.S. Holdco Sub”), Orca Holdco 2, Inc., a Delaware corporation and a wholly owned subsidiary of U.S. Holdco Sub (“U.S. Holdco Sub 2”) and Quidel Corporation, a Delaware corporation (“Quidel”) entered into a Business Combination Agreement (the “Business Combination Agreement,” and the transactions contemplated thereby, the “Combinations”), pursuant to which, among other things and subject to the terms and conditions contained therein, (i) under a scheme of arrangement under UK corporate law, each issued and outstanding share of the Company will be acquired by a depository nominee on behalf of Topco in exchange for (x) 0.1055 shares of common stock of Topco and (y) $7.14 in cash (the “Orca Scheme”), and (ii) immediately after the consummation of the Orca Scheme, U.S. Merger Sub will merge with and into Quidel, pursuant to which each issued and outstanding share of Quidel common stock will be converted into one share of Topco common stock, with Quidel surviving as a wholly owned subsidiary of Topco.

The Business Combination Agreement contains customary representations, warranties and covenants by the Company and Quidel. The Company and Quidel have agreed, among other things and subject to certain exceptions, that the Company and Quidel may not, directly or indirectly, solicit, engage in discussions regarding, provide confidential information to any person in relation to, enter any agreements concerning or approve or recommend alternative transaction proposals; provided, however that (i) either the Company or Quidel, as applicable, may respond to unsolicited proposals that its board of directors determines is or would reasonably be expected to lead to a superior proposal, (ii) the Company or Quidel board of directors may change its recommendation with respect to the Combinations (subject to a five (5) business day “matching” period) if such board determines that an unsolicited alternative transaction proposal is a superior proposal or in response to an unforeseeable material development if such change in recommendation is required by its fiduciary duties, and (iii) upon a change in recommendation by one party, the other party may elect to terminate the Business Combination Agreement or continue to “force the vote” at the Company’s and Quidel’s respective shareholder meetings, unless the change in recommendation is in response to a superior proposal that is (x) an unsolicited all cash offer and (y) is fully financed and does not include any financing condition, including any financing contingency to the right to seek specific performance, in which case the party that received the superior proposal and changed its recommendation may accept the superior proposal and terminate the Business Combination Agreement (upon entering into an agreement with respect to such superior proposal and paying the applicable termination fee described below).

Pursuant to the Business Combination Agreement, upon completion of the Combinations, the Topco board of directors will consist of twelve members, of which the Company will designate four, including at least two independent directors and the Company’s current Chief Executive Officer, and Quidel will designate eight, including the chair, at least four of whom will be independent directors. Each of the Audit Committee, the Nominating and Governance Committee and the Compensation Committee of Topco upon completion of the Combinations will consist of one designee by the Company and at least two designees by Quidel. Unless otherwise agreed by Quidel and the Company, Douglas Bryant will be Topco’s Chief Executive Officer, Joseph Busky will be Topco’s Chief Financial Officer, Michael Iskra will be Topco’s Chief Commercial Officer and Robert Bujarski will be Topco’s President and Chief Operating Officer.

The Business Combination Agreement may be terminated by mutual written consent of the parties. The Business Combination Agreement also contains certain customary termination rights, including, among others and subject to certain conditions, the right of either party to terminate if (a) the Orca Scheme has not become effective by September 22, 2022, which period will be extended to January 22, 2023 in certain circumstances, (b) the requisite shareholder approvals are not obtained, (c) the other party breaches or fails to perform in any material respect any of its covenants or any of the other party’s representations or warranties are inaccurate and such breach, failure to perform or inaccuracy would result in certain of the closing conditions not being satisfied, subject to a cure period, or (d) if any governmental entity that must grant regulatory approval required under the Business Combination Agreement has denied such grant in writing and such denial has become final, binding and non-appealable, or any order permanently restraining, enjoining or otherwise prohibiting consummation of the Combinations has become final and non-appealable. Either the Company or Quidel has the right, prior to the receipt of the requisite shareholder approvals, to terminate the Business Combination Agreement to accept a Superior

Proposal (as defined in the Business Combination Agreement) only if that Superior Proposal is an unconditional, fully-financed, all-cash offer and, concurrently with such termination, the terminating party pays the other party the applicable termination fee ($46,880,426.11 if payable by the Company, and $207,839,918.46 if payable by Quidel).

The Business Combination Agreement contains representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in those representations and warranties were made for purposes of the contract between the parties and may be subject to qualifications and limitations agreed by the parties in connection with negotiating the terms of that contract. In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from those generally applicable to investors, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

Principal Stockholders Agreement; and Letter Agreement

In connection with its entry into the Business Combination Agreement, the Company, Quidel, Topco and Carlyle Partners VI Cayman Holdings, L.P. (“Carlyle Stockholder”) entered into a stockholders agreement (the “Stockholders Agreement”).

The Stockholders Agreement provides, among other things, that:

•

Board Representation. So long as the Carlyle Stockholder holds at least twelve percent (12%) of the outstanding shares of Topco (“Topco Shares”), then the Carlyle Stockholder may nominate two (2) Topco directors. If the Carlyle Stockholder holds more than five percent (5%) but less than twelve percent (12%) of the Topco Shares, then it may nominate one (1) Topco director. The Carlyle Stockholder may not nominate any Topco directors in the event that it holds less than five percent (5%) of the Topco Shares. In connection with the Business Combination Agreement, the Company and the Carlyle Stockholder executed a letter agreement (the “Letter Agreement”) pursuant to which the Company agrees that, at Closing, the Company designees to the Topco board of directors will include two Carlyle nominees.

•

Registration Rights. The Stockholders Agreement grants the Carlyle Stockholder registrations rights, including demand rights and piggyback rights, each subject to certain limitations. The Carlyle Stockholder’s demand rights expire in the event that the Carlyle Stockholder owns less than five percent (5%) of Topco Shares, and its other registration rights expire on a holder-by-holder basis when a given Carlyle Stockholder owns less than one percent (1%) of the Topco Shares, in each case, only if such Carlyle Stockholder can sell its Topco shares without volume or manner of sale restrictions under Rule 144 under the Securities Act.

•	Corporate Opportunity Waiver. The Stockholders Agreement includes a customary corporate opportunity waiver provision, duly adopted by the Topco board of directors.

•

Information Rights. The Stockholder Agreement provides the Carlyle Stockholders with (i) customary rights to financial information so long as the Carlyle Stockholder holds more than five percent (5%) of the Topco Shares, and (ii) additional access to information and Topco management so long as the Carlyle Stockholder holds more than ten percent (10%) of the Topco Shares.

Irrevocable Undertaking

In connection with its entry into the Business Combination Agreement, the Company has received from the Carlyle Stockholder a deed of irrevocable undertaking (“Irrevocable Undertaking”) to vote or procure votes in favor of the Orca Scheme of arrangement at the shareholder meeting and the resolution to be proposed at the general meeting of the Company, in respect of 118,106,000 ordinary shares of the Company (“Company Shares”) beneficially owned by the Carlyle Stockholder, representing approximately 49.79% of the Company Shares. The Irrevocable Undertaking terminates if the Business Combination Agreement is terminated, that the Carlyle Stockholders must also vote their shares and accept the Combinations, and, subject to certain exceptions, prohibits the applicable shareholder from transferring their Company Shares.

The foregoing description of the terms of the Business Combination Agreement, the Stockholders Agreement, the Letter Agreement and the Irrevocable Undertaking are only summaries, do not purport to be complete and are qualified in their entirety by the complete text of the Business Combination Agreement, the Stockholders Agreement or the form of Irrevocable Undertaking, copies of which are filed as Exhibits 2.1, 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On December 23, 2021, Quidel and the Company issued a joint press release announcing entry into the Business Combination Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished in this Item 7.01 and the accompanying Exhibit 99.1 will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Item 7.01 and the accompanying Exhibit 99.1 is not intended to, and does not, constitute a determination or admission by the Company that the information in this Item 7.01 and the accompanying Exhibit 99.1 is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit

2.1*	Business Combination Agreement, dated December 22, 2021, by and between the Company and Quidel.

10.1	Stockholders Agreement, dated December 22, 2021, by and between the Company, Topco, Quidel and the Carlyle Stockholder.

10.2	Letter Agreement, dated December 22, 2021, by and between the Company and the Carlyle Stockholder

10.3	Form of Irrevocable Undertaking.

99.1	Joint Press Release issued by Ortho Clinical Diagnostics and Quidel Corporation.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.

NO OFFER OR SOLICITATION

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed business combination transaction among Quidel, the Company and Topco, Topco will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “Commission”) that will contain a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction.

YOU ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN IT BECOMES AVAILABLE AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT QUIDEL, THE COMPANY AND THE PROPOSED TRANSACTION.

The joint proxy statement/prospectus will be mailed to Quidel’s stockholders and the Company’s shareholders when available. You will also be able to obtain the joint proxy statement/prospectus (when it becomes available) and the other documents filed with the Commission free of charge at the Commission’s website, www.sec.gov. In addition, you may obtain free copies of the joint proxy statement/prospectus (when it becomes available) and the other documents filed by Quidel and the Company with the Commission by requesting them in writing from Quidel Corporation, 9975 Summers Ridge Road, San Diego, CA 92121, Attention: Investor Relations, or by telephone at 858-646-8023, or from Ortho Clinical Diagnostics Holdings plc, 1001 Route 202, Raritan, New Jersey 08869, Attention: Investor Relations, or by directing a written request to SVC Ortho-SVC@SARDVERB.com.

Quidel and the Company and their respective directors and executive officers may be deemed under the rules of the Commission to be participants in the solicitation of proxies. Information about Quidel’s directors and executive officers and their ownership of Quidel’s common stock is set forth in Quidel’s proxy statement on Schedule 14A filed on April 15, 2021 with the Commission. Information about the Company’s directors and executive officers and their ownership of the Company’s ordinary shares is set forth in the Company’s Annual Report on Form 10-K filed with the Commission on March 19, 2021. These documents may be obtained free of charge from the sources indicated above. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials when they are filed with the Commission.

FORWARD-LOOKING STATEMENTS

This announcement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as “may”, “will”, “would”, “expect”, “anticipate”, “believe”, “estimate”, “plan”, “intend”, “continue”, or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, the benefits of the business combination transaction involving Quidel, The Company and Topco, including the combined company’s future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Quidel’s and the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: failure to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and stockholder approvals, the sanction of the High Court of Justice of England and Wales and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of Quidel and the Company generally. Additional risks and factors are identified under “Risk Factors” in Quidel’s Annual Report on Form 10-K filed on February 19, 2021 and subsequent reports filed with the Commission, and will be identified under “Risk Factors” in the joint proxy statement/prospectus when it is filed with the Commission.

You should not rely upon forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature. Neither Quidel or the Company undertakes an obligation to update any of the forward-looking information included in this document, whether as a result of new information, future events, changed expectations or otherwise, except as required by law.

THE CITY CODE ON TAKEOVERS AND MERGERS

The City Code on Takeovers and Mergers does not apply to the proposed business combination.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ortho Clinical Diagnostics Holdings plc

Date: December 23, 2021	By:	/s/ Christopher M. Smith
Christopher M. Smith
Chairman and Chief Executive Officer